                                                                   EXHIBIT 10.19


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of June 8, 2001 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation, formerly known as Xeta Corporation (the "Borrower"), Bank One, Oklahoma NA, and First Star Bank, N.A., formerly known as Mercantile Bank, N.A., as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, NA, as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders, the Agent and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner, are parties to that certain Credit Agreement dated as of November 30, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 21, 2000 (the "Credit Agreement"), pursuant to which the Lenders severally agreed to make Loans to the Borrower under three (3) Credit Facilities therein described.

         B. Subject to the terms and conditions set forth in this Amendment, the Borrower and the Lenders have agreed to: (i) reduce the remaining availability under the Acquisition Facility to $1,000,000, and (ii) modify the Applicable Margin until such time as the Borrower achieves compliance with covenants governing the Debt Service Coverage Ratio.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. REDUCTION IN ACQUISITION LOAN FACILITY. Under the Credit Agreement, the Aggregate Acquisition Loan Commitment was originally $12,000,000. The Borrower acknowledges and agrees that as of the Amendment Date: (i) the outstanding principal balance under the Acquisition Loan Facility is $7,668,389.10, and (ii) neither the Borrower nor any Guarantor has any defenses to payment, offsets, recoupments, deductions, or counterclaims with respect to the Acquisition Note or any Acquisition Term Note. The Borrower and the Lenders hereby reduce the remaining availability under the Acquisition Loan Facility from $3,479,567.70 to $1,000,000.

3. CHANGE IN APPLICABLE MARGIN. The parties have agreed to modify the Applicable Margin to provide an increase in both the Eurodollar Rate and the Floating Rate until such time as the Borrower, as of the end of its fiscal quarter, has achieved a Debt Service Coverage Ratio, as calculated under Section 6.24.2 of the Credit Agreement, of at least 1.20:1. In order to effectuate the foregoing, the parties agree that until such time as the Borrower, as of the end of its fiscal quarter, has achieved a Debt Service Coverage Ratio, as calculated under
Section 6.24.2 of the Credit Agreement, of at least 1.20:1, the Applicable Margin shall be determined with reference to the attached "Temporary Debt Service Pricing Schedule," during which time, the term "Pricing Schedule" as used in the Credit Agreement shall mean and refer to the Temporary Debt Service Pricing Schedule attached to this Second Amendment identified as such. Once the Borrower has achieved the referenced Debt Service Coverage Ratio, the Applicable Margin shall thereafter be calculated with reference to the Pricing Schedule attached to the Credit Agreement and the term "Pricing Schedule" as used in the Credit Agreement shall thereafter mean and refer to the Pricing Schedule attached to the Credit Agreement identified as such.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. Execution of Documents. This Amendment shall have been duly and validly authorized, executed and delivered to the Agent and the Lenders by the Borrower.

         B. Resolutions. The Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the decrease in the Acquisition Loan Credit Facility, the modification to the Applicable Margin and the execution, delivery and performance of this Amendment and the Credit Agreement (as amended by this Amendment).

         C. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents and in Section 5 hereof shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         D. No Default. There shall not have occurred any Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

         E. Amendment Fee. The Borrower shall have paid to the Agent for the account of each Lender, in accordance with each Lender's Pro Rata Share, an amendment fee of $20,480.00 (which amount is equal to 1/16th of 1% of the aggregate Commitment).

5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to decrease the amount of the Aggregate Acquisition Loan Commitment, to modify the Applicable Margin (as increased hereby), and to execute, deliver and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment).

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         B. Binding Obligations; Enforceability. This Amendment and the Credit
Agreement (as amended by this Amendment) are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate
(i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or
(iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment or the Credit Agreement (as amended by this Amendment).

         D. No Material Adverse Change. Since April 30, 2001 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6.       MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. Exhibits. The Pricing Schedule attached hereto is hereby substituted for the Pricing Schedule to the Credit Agreement and incorporated therein by this reference.

         C. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         D. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         E. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the Amendment Date.

                                  XETA TECHNOLOGIES, INC.,
                                  formerly known as Xeta Corporation


                                  By:    /s/ ROBERT B. WAGNER
                                      -----------------------------------------
                                  Name:      Robert B. Wagner
                                        ---------------------------------------
                                  Title:     Vice President
                                        ---------------------------------------


                                  BANK ONE, OKLAHOMA, NA,
                                  Individually and as Agent

                                  By:    /s/ TIMOTHY T. KOSKI
                                      -----------------------------------------
                                  Name:      Timothy T. Koski
                                        ---------------------------------------
                                  Title:     Vice President
                                        ---------------------------------------


                                  FIRST STAR BANK, N.A., formerly known as
                                  Mercantile Bank, N.A.


                                  By:    /s/ GREG VATTEROTT
                                      -----------------------------------------
                                  Name:      Greg Vatterott
                                        ---------------------------------------
                                  Title:     Vice President
                                        ---------------------------------------

                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Second Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and (iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, decrease, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing Second Amendment to Credit Agreement.


                                  U.S. TECHNOLOGIES SYSTEMS, INC.


                                  By:    /s/ ROBERT B. WAGNER
                                      -----------------------------------------
                                  Name:      Robert B. Wagner
                                        ---------------------------------------
                                  Title:     Vice President
                                        ---------------------------------------

                                   TEMPORARY DEBT SERVICE PRICING SCHEDULE

                                  LEVEL I         LEVEL II        LEVEL III         LEVEL IV        LEVEL V
APPLICABLE MARGIN                 STATUS          STATUS          STATUS            STATUS          STATUS
-----------------                 ------          ------          ------            ------          ------
Eurodollar Rate                   2.25%           2.50%           2.75%             3.00%           3.25%
Floating Rate                     0..75%          0.75%           1.00%             1.25%           1.50%

                                  LEVEL I         LEVEL II        LEVEL III         LEVEL IV        LEVEL V
APPLICABLE MARGIN                 STATUS          STATUS          STATUS            STATUS          STATUS
-----------------                 ------          ------          ------            ------          ------
Commitment Fee                    0.20%            0.25%          0.30%             0.35%           0.45%

         For the purposes of this Temporary Debt Service Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Temporary Debt Service Pricing Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.0 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.5 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.0 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than or equal to 2.5 to 1.00.

         "Level V Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials, until the Borrower's Debt Service Coverage Ratio, as provided for and calculated under Section 6.24.2 of the Credit Agreement, is equal to or in excess of 1.20:1 as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials at which time the Applicable Margin and Applicable Fee Rate shall be determined in accordance with the "Pricing Schedule" attached to the Credit Agreement and identified as such. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.